UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

The Company announced the marketing approval of SKYCLARYS (omaveloxolone) by the FDA for the treatment of patients with Friedreich’s ataxia. The script, that will be utilized during the management call to discuss the approval and which is scheduled for 5:00 pm ET today, February 28, 2023, is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 8.01. Other Events.

The press release announcing the approval and a management call to discuss the approval scheduled for 5:00 p.m. ET today, February 28, 2023, is attached as Exhibit 99.2 hereto and incorporated herein by reference. The Company will utilize slides to make a presentation regarding the approval on the call. A copy of the slides is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and oral statements made with respect to information contained in this report may contain certain disclosures that contain “forward-looking statements,” including, without limitation, statements regarding the success, cost and timing of our product development activities and clinical trials, our plans to research, develop and commercialize our product candidates, our plans to submit regulatory filings, and our ability to obtain and retain regulatory approval of our product candidates. You can identify forward-looking statements because they contain words such as “believes,” “will,” “may,” “aims,” “plans,” “model,” and “expects.” Forward-looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, (i) the timing, costs, conduct, and outcome of our clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; (ii) the timing and likelihood of regulatory filings and approvals for our product candidates; (iii) whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; (iv) the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the market opportunities for our product candidates; and (v) other factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, under the caption “Risk Factors.” The forward-looking statements speak only as of the date made and, other than as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Call Script.
99.2	Press Release.
99.3	Company slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: February 28, 2023	By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and President